Exhibit 99.1

PowerSecure Acquires Distributed Solar Energy System Business

Company Adds Downstream Solar Power System Capabilities to its Distributed Generation Product Portfolio

Wake Forest, N.C. – June 6, 2012 – PowerSecure International, Inc. (Nasdaq: POWR) announced it has acquired a distributed solar energy business to add this increasingly cost effective technology to its distributed generation system platform. The Company’s new capabilities were acquired through the purchase of the utility, commercial, and industrial solar energy business of Southern Energy Management, Inc., one of the leading solar energy companies in the Southeast. PowerSecure will begin offering utilities and their large commercial and industrial customers solar energy systems immediately, and will take over the installation of several large projects Southern Energy Management has in process, including a 4.5 megawatt system.

The Company’s decision to offer solar technology comes after a thorough evaluation of the industry and of the new, significantly improved economics of distributed solar energy systems. The precipitous decrease in the cost of solar panels, and corresponding increases in their energy efficiency, in conjunction with the Company’s highly efficient distributed generation systems, provides the Company with a sustainable market opportunity to participate in the downstream segment of the solar business, and bring solar energy projects to its customers and utility partners.

Sidney Hinton, CEO of PowerSecure, said, “We are excited to announce the addition of solar energy capabilities to our distributed generation system platform. For over a decade we have been patient and disciplined in our approach to adding alternative energy sources to our distributed generation offerings, given our guiding business philosophy that our products must deliver strong economic and business benefits to our utility partners and customers. We have been watching and studying the evolution and ‘shake out’ in the solar energy market, and have determined that this is the right time to add this capability to our portfolio. Southern Energy Management’s strong capabilities are the right fit for our business. The Southern Energy Management team has earned a strong reputation as a gold standard provider of solar energy systems – with a blue chip list of utility partners and customers. We are thrilled to have them join the PowerSecure team.”

PowerSecure acquired the assets of Southern Energy Management’s utility, commercial, and industrial solar energy business through the acquisition of a 90% controlling interest in a new subsidiary formed to focus on solar energy systems, Southern Energy Management PowerSecure, LLC. The transaction was completed on June 5, 2012, and the acquisition ownership and deal structure is similar to the structure the Company has successfully utilized in previous acquisitions. Specifically, PowerSecure’s 90% controlling interest in Southern Energy

Management PowerSecure was acquired for approximately $4 million including cash and assumed liabilities, and the Southern Energy Management team owns the remaining 10% non-controlling interest. As a result, PowerSecure will include the financial results of Southern Energy Management PowerSecure on a consolidated basis in its financial statements, with adjustments to reduce PowerSecure’s net income for the non-controlling interest. Additionally, PowerSecure has the option to increase its ownership of Southern Energy Management PowerSecure to 100% commencing in June, 2014, by issuing PowerSecure common shares or cash in exchange for the remaining 10% interest. The purchase price for the non-controlling interest will be determined according to a formula based on Southern Energy Management PowerSecure’s earnings before interest, taxes, depreciation and amortization (“EBITDA”).

The Company’s goal for the acquisition of these new capabilities is that they be accretive to revenue and E.P.S. by $10-12 million and $0.01-0.02, respectively, for the twelve month period July 2012-June 2013. The achievement of this goal will be conditioned upon the successful completion and recognition of the revenue and profit in the acquired backlog under PowerSecure’s ownership, the successful conversion of projects in the pipeline with strong profit margins and their completion over the next twelve months, as well as the continued improved economic vitality of the solar energy business. The Company will incorporate the revenue and cost assumptions related to this acquisition in the discussion of its outlook in its second quarter earnings call.

The Company will host a conference call commencing today at 10:30 a.m. eastern time, to discuss the addition of these new solar energy capabilities. The conference call will be webcast live and can be accessed from the Investor Relations section of the Company’s website at www.powersecure.com. Participants can also access the call by dialing 866-783-2137 (or 857-350-1596 if dialing internationally), and providing pass code 32353586. If you are unable to participate during the live webcast, a replay of the conference call will be available beginning today at 12:30 p.m. eastern time through midnight on June 29, 2012. To listen to the replay, dial toll-free 888-286-8010 (or 617-801-6888 if dialing internationally), and enter pass code 95318471. In addition, the webcast will be archived on the Company’s website at www.powersecure.com. The Company will also make references to a recently published study by McKinsey & Company discussing the evolution of the solar market and its new economics, which can be found at the following web site:

http://www.mckinsey.com/Client_Service/Sustainability/Latest_thinking/Solar_powers_next_shining

About PowerSecure

PowerSecure International, Inc. is a leading provider of Utility and Energy Technologies to electric utilities, and their industrial, institutional, and commercial customers. PowerSecure provides products and services in the areas of Energy Efficiency, Interactive Distributed Generation, and Utility Infrastructure. The Company is a pioneer in developing Interactive Distributed Generation® power systems with sophisticated smart grid capabilities, including the ability to 1) forecast electricity demand and electronically deploy the systems to deliver more efficient, and environmentally friendly power at peak power times, 2) provide utilities with dedicated electric power generation capacity to utilize for demand response purposes, and 3)

provide customers with the most dependable standby power in the industry. The Company’s Energy Efficiency business develops energy efficient lighting technologies that improve the quality of light, including its proprietary EfficientLights® LED lighting products for grocery, drug, and convenience stores, and its SecureLite and PowerLite street lights for utilities and municipalities. PowerSecure also provides electric utilities with transmission and distribution infrastructure maintenance and construction services, and engineering and regulatory consulting services. Additional information is available at www.powersecure.com.

All forward-looking statements contained in this release are made within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other than statements of historical facts, including but not limited to statements concerning the success of the acquisition and business discussed in this release; the Company’s goal, outlook, prospects and expectations for the impact of the acquisition and new business capabilities on the Company’s future revenues and E.P.S. results; and all other statements concerning the plans, intentions, expectations, projections, hopes, beliefs, objectives, goals and strategies of management, including statements about other future financial and non-financial items, performance or events and about present and future products, services, technologies and businesses; and statements of assumptions underlying the foregoing. Forward-looking statements are not guarantees of future performance or events and are subject to a number of known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied by such forward-looking statements. Important risks, uncertainties and other factors include, but are not limited to, the ability of the Company to successfully complete and recognize the revenue and profit in the acquired backlog, its successful conversion of projects in the pipeline with strong profit margins and their completion, its ability to successfully integrate the acquired assets, business and management team and employees and grow the business, general risks and uncertainties in the solar business including economic incentives, political initiatives and industry trends, general risks and uncertainties inherent in acquisitions, and other factors inherent in acquisitions those risks, uncertainties and other factors identified from time to time in the Company’s most recent Annual Report on Form 10-K, as well as in subsequent filings with the Securities and Exchange Commission, including reports on Forms 10-Q and 8-K. Accordingly, there can be no assurance that the results expressed, projected or implied by any forward-looking statements will be achieved, and readers are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements in this press release speak only as of the date hereof and are based on the current plans, goals, objectives, strategies, intentions, expectations and assumptions of, and the information currently available to, management. The Company assumes no duty or obligation to update or revise any forward-looking statements for any reason, whether as the result of changes in expectations, new information, future events, conditions or circumstances or otherwise.

Contact

Chris Hutter

Chief Financial Officer

PowerSecure International, Inc.

(919) 453-1760

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